UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 27, 2008 (February 27, 2008)

NEUROGESX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33438	94-3307935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices, including zip code)

650-358-3300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On Wednesday, February 27, 2008, NeurogesX, Inc. (the “Company”) issued a press release announcing preliminary results of its C119 Phase 3 clinical trial of its lead product candidate, NGX-4010, in the treatment of pain associated with HIV-distal sensory polyneuropathy (the “C119 Preliminary Results”). A copy of this press release is being furnished with this Current Report on 8-K as Exhibit 99.1, and is incorporated by reference into this Item 7.01.

In addition, on Wednesday, February 27, 2008 at 5 p.m. EST (2 p.m. PST), the Company will hold a conference call regarding the C119 Preliminary Results. The conference call dial-in numbers are 1-877-407-0789 (USA) or 1-201-689-8562 (International). In addition, a dial-up replay of the conference call will be available beginning after February 27, 2008 at 7 p.m. EST (4 p.m. PST) and ending on March 12, 2008. The replay telephone number is 1-877-660-6853 (USA) or 1-201-612-7415 (International), Account Number: 3055, Conference ID Number: 276693. A live web cast of the call will also be available from the Investor Relations section on the Company’s web site at http://www.neurogesx.com. A web cast replay can be accessed on the corporate web site beginning February 27, 2008, at approximately 7 p.m. EST (4 p.m. PST). The replay will remain available until March 27, 2008. A copy of the script for this conference call is being furnished with this Current Report on Form 8-K as Exhibit 99.2, and is incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference under such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	C119 Preliminary Results Press Release, dated February 27, 2008.

99.2	C119 Preliminary Results Conference Call Script.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

By:	/s/ Stephen Ghiglieri
Stephen Ghiglieri
Chief Financial Officer

Date: February 27, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	C119 Preliminary Results Press Release, dated February 27, 2008.

99.2	C119 Preliminary Results Conference Call Script.

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